RESTRICTED CASH AND SHORT-TERM DEPOSITS (Tables)	12 Months Ended
Dec. 31, 2017
Restricted Cash and Investments [Abstract]
Components of restricted cash and cash equivalents
Our restricted cash and short-term deposits balances are as follows:

(in thousands of $)	2017	2016
Restricted cash relating to the total return equity swap (1)	58,351	70,016
Restricted cash in relation to the Hilli (2)	174,737	231,947
Restricted cash and short-term deposits held by lessor VIEs (3)	130,063	70,021
Restricted cash relating to the $1.125 billion debt facility (4)	33,752	43,656
Restricted cash relating to office lease	813	388
Bank guarantee	99	—
Total restricted cash and short-term deposits	397,815	416,028
Less: Amounts included in current restricted cash and short-term deposits	222,265	183,693
Long-term restricted cash	175,550	232,335

(1) Restricted cash relating to the share repurchase forward swap refers to the collateral required by the bank with whom we entered into a total return equity swap requiring a collateral of 20% of the total purchase price and subsequently adjusted with reference to the Company's share price (see note 28).

(2) In November 2015, in connection with the issuance of a $400 million letter of credit by a financial institution to our project partner involved in the Hilli FLNG project, we posted an initial cash collateral sum of $305.0 million to support the performance guarantee. Of this amount, pursuant to progression with the syndication process, $48.1 million and $25.0 million were released to us in December 2016 and December 2015, respectively, as free cash. Accordingly, as of December 31, 2016 and 2015, the restricted cash balance amounted to $231.9 million and $280.0 million, respectively.

Under the provisions of the $400 million letter of credit, the terms allow for a stepped reduction in the value of the guarantee over time and thus conversely a reduction in the cash collateral requirements. Effective December 19, 2017, the $400 million letter of credit reduced to $300 million. The corresponding release of $57.2 million cash collateral reduced the cash collateral requirement to $174.7 million at December 31, 2017.

In November 2016, after certain conditions precedent were satisfied by the Company, the letter of credit required in accordance with the signed LTA was re-issued and with an initial expiry date of December 31, 2017, the letter of credit will automatically extend, on an annual basis, until the tenth anniversary of the acceptance date of the Hilli by the charterer, unless the bank should exercise its option to exit from this arrangement by giving three months' notice prior to the annual renewal date.

(3) These are amounts held by lessor VIE entities that we are required to consolidate under U.S. GAAP into our financial statements as VIEs (see note 5).

(4) Restricted cash refers to cash deposits required under the $1.125 billion debt facility (see note 23). The covenant requires that on the second anniversary of drawdown under the facility, where we fall below a prescribed EBITDA to debt service ratio, additional cash deposits with the financial institution are required to be made or maintained.